Intangible Asset	12 Months Ended
Dec. 31, 2023
Intangible Asset [Abstract]
INTANGIBLE ASSET
NOTE 11:-	INTANGIBLE ASSET

On September 30, 2022, the Company announced the closing of the acquisition of WellutionTM, a top seller Amazon.com Marketplace account (the “Brand”), American food supplements and cosmetics brand and trademark (the “Acquisition”). In connection with the Acquisition, the Company incorporated a new wholly owned Delaware subsidiary, SciSparc Nutraceuticals Inc., to hold the new assets. The definitive agreement for the acquisition of the Brand was entered into with Merhavit M.R.M Holding and Management Ltd (“M.R.M”).

At the closing, the Company paid a base cash payment of $4,540 and in 12 months following the closing agreed to pay an additional deferred cash payment equal to a multiple of 3 times the amount by which the Brand’s EBITDA exceeds $1,120 during the 12-month period following the closing of the Acquisition. The Company paid an additional $321 as purchase costs.

In addition, the Company issued to M.R.M $15,000 worth of warrants to purchase ordinary shares of the Company at an exercise price of $7.00 per share (with a cashless exercise mechanism) and with an exercise period of five years from the closing of the Acquisition (the “September 2022 Warrants”). The September 2022 Warrants will become exercisable upon the earlier of (i) an achievement of $100 million of gross sales by the Brand in the aggregate or (ii) if the price of our Ordinary Shares closes at $10.00 or above.

The Company reviewed the transaction and deemed it to be the purchase of assets for accounting purposes under generally accepted accounting principles. The Company reviewed the guidance under IFRS 3 for the transaction and determined that the fair value of the gross assets acquired was concentrated in a single identifiable asset, a brand. Accordingly, the Company treated the transaction as an asset acquisition. On the closing date of the acquisition, the Company fully recognized the acquisition amount total of $4,861 as an intangible asset, to be amortized over a period of 10 years.

In the years ended December 31, 2022, and 2023, the Brand recorded significant losses. As of December 31, 2023, the Company has determined there are signs of decline in the value of the Brand and recognized a loss as a result of impairment to its intangible asset of $1,042.

The impairment loss was determined based on the revenue projections of the Brand, using the relief from royalty approach. Under the relief from royalty approach, the fair value of a brand is determined based on discounted future royalty payments that owner of the asset would have been required to pay if instead of purchasing the intangible asset it would have been licensed from a third party. Revenues were projected for a period of 8.7 years commensurate with the remaining estimated useful life of the Brand and with no terminal value. The projections were determined based on the current period revenues, assuming a growth rate for the short term that is consistent with management’s expectations that revenues of the brand will resume their past extent, as of the date of purchase of the brand, a growth rate thereafter of 13.8% and a declining growth rate for the long term, reaching 2% at the terminal year. Theoretical royalties arising from the brand were capitalized at a discount rate of 20.6%.

The table below summarizes the fair value of the intangible asset:

Balance at January 1, 2022	$-
Purchase date September 30, 2022	4,861
Depreciation of intangible asset	(144)

Balance at December 31, 2022	$4,717
Loss on impairment of intangible asset	(1,042)
Depreciation of intangible asset	(486)

Balance at December 31, 2023	$3,189

During the year ended December 31, 2023, the Company recognized depreciation expenses in respect to intangible asset in the amount of $486 (for the year ended December 31, 2022 - $144).